                                                   Registration Number 333-47321
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM  S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                        Post-Effective Amendment No. 1

               AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                      AMERICAN NATIONAL INSURANCE COMPANY
                           (Exact Name of Depositor)
                                One Moody Plaza
                            Galveston, Texas 77550
         (Complete Address of Depositor's Principal Executive Offices)

Rex D. Hemme                                Jerry L. Adams
Vice President, Actuary                     Greer, Herz & Adams, L.L.P.
American National             With copy to: One Moody Plaza, 18th Floor
                              ------------
 Insurance Company                          Galveston, Texas 77550
One Moody Plaza
Galveston, Texas  77550
(Name and Address of Agent for Service)

================================================================================
Declaration Required By Rule 24f-2(a)(1): An indefinite number of securities of
----------------------------------------
the Registrant has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Notice required by Rule
----------                                                               ----
24f-2(b)(1) has been filed in the Office of the Securities and Exchange
-----------
Commission on __________, 1999 for the Registrant's fiscal year ending December 31, 1998.
================================================================================

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on (date) pursuant to paragraph (b) of Rule 485

[x]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on  (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of securities being registered: Variable Life Insurance Policies

                  INVESTRAC ADVANTAGE VARIABLE UNIVERSAL LIFE
                                   Issued by
                      American National Insurance Company
             Home Office: One Moody Plaza, Galveston, Texas 77550
                                1-800-306-2959

                         Prospectus Dated May 1, 1999

     This prospectus describes a variable universal life insurance policy offered by American National Insurance Company. The policy provides life insurance protection with flexibility to vary the amount and timing of premium payments and the level of death benefit. The death benefits available under your policy can increase if the value of the policy increases.

     The value of your policy will vary with the investment performance of investment options you choose. You can choose to have your net premium payments (premium payments less applicable charges) allocated to subaccounts of the American National Variable Life Separate Account and to our general account. Each subaccount invests in a corresponding portfolio of American National Investment Accounts, Inc., Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, T. Rowe Price International Series, Inc. or T. Rowe Price Equity Series, Inc. The portfolios currently available for purchase by the subaccounts are:

 .    AN Money Market                         .    VIP Overseas
 .    AN Growth                               .    VIP Contrafund
 .    AN Balanced                             .    VIP Asset Manager: Growth
 .    AN Managed                              .    VIP Investment Grade Bond
 .    T. Rowe Price Equity Income             .    VIP Asset Manager
 .    T. Rowe Price Mid-Cap Growth            .    VIP Index 500
 .    T. Rowe Price International Stock       .    VIP Balanced
 .    VIP Money Market                        .    VIP Growth and Income
 .    VIP Equity-Income                       .    VIP Mid Cap Portfolio
 .    VIP High Income                         .    VIP Growth Opportunities
 .    VIP Growth

     The Securities and Exchange Commission has not approved or disapproved the policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The policy involves investment risks, including possible loss of principal.

     Please read this prospectus and keep it for future reference.

TABLE OF CONTENTS

Section                                                               Page
-------                                                               ----

Definitions.........................................................

Summary.............................................................

     The Policy.....................................................
     Allocation of Premiums.........................................
     Policy Benefits and Rights.....................................
     Charges........................................................
     Taxes..........................................................

Policy Benefits.....................................................
     Purposes of the Policy.........................................
     Death Benefit Proceeds.........................................
     Death Benefit Options..........................................
     Guaranteed Coverage Benefit....................................
     Duration of the Policy.........................................
     Accumulation Value ............................................
     Payment of Policy Benefits.....................................

Policy Rights.......................................................
     Loan Benefits..................................................
     Surrenders.....................................................
     Transfers......................................................
     Refund Privilege...............................................
     Dollar Cost Averaging..........................................
     Rebalancing....................................................

Payment and Allocation of Premiums..................................
     Issuance of a Policy...........................................
     Premiums.......................................................
     Premium Flexibility............................................
     Allocation of Premiums and Accumulation Value..................
     Grace Period and Reinstatement.................................

Charges and Deductions..............................................
     Premium Charges................................................
     Charges from Accumulation Value................................
         Monthly Deduction..........................................
         Surrender Charge...........................................
         Transfer Charge............................................
         Partial Surrender Charge...................................
         Daily Charges Against the Separate Account.................
         Fees and Expenses Incurred by

     Eligible Portfolios............................................
     Taxes..........................................................
     Exceptions to Charges..........................................

American National Insurance Company, the Separate
Account, the Funds and the Fixed Account............................
     American National Insurance Company............................
     The Separate Account...........................................
     The Funds......................................................
     Fixed Account..................................................

Federal Income Tax Considerations...................................
     Introduction...................................................
     Tax Status of the Policy ......................................
     Tax Treatment of Policy Proceeds ..............................
     American National's Income Taxes...............................


Other Information...................................................
     Sale of the Policy.............................................
     Year 2000......................................................
     The Contract...................................................
     Dividends......................................................
     Legal Matters..................................................
     Legal Proceedings..............................................
     Registration Statement.........................................
     Experts........................................................

Senior Executive Officers and Directors of
American National Insurance Company.................................

Financial Statements................................................

Appendix............................................................
     Illustrations of Death Benefits,
     Accumulation Values and Surrender Values.......................

DEFINITIONS

Accumulation Value            The total amount that a Policy provides for
                              investment at any time.
--------------------------------------------------------------------------------

Age at Issue                  The age at the Insured's last birthday before the
                              Date of Issue.

--------------------------------------------------------------------------------

American National Fund        American National Investment Accounts, Inc.

--------------------------------------------------------------------------------

Attained Age                  Age at Issue plus the number of complete Policy
                              Years.

--------------------------------------------------------------------------------

Beneficiary                   The Beneficiary designated in the application or
                              the latest change, if any, filed and recorded with us.

--------------------------------------------------------------------------------

Daily Asset Charge            A charge equal to an annual rate of 1.25% of the
                              average daily Accumulation Value of each subaccount.

--------------------------------------------------------------------------------

Date of Issue                 The Date of Issue in the Policy and any riders to
                              the Policy.

--------------------------------------------------------------------------------

Death Benefit                 The amount of insurance coverage provided under
                              the selected Death Benefit option.

--------------------------------------------------------------------------------

Death Benefit Proceeds        The proceeds payable upon death of the Insured.

--------------------------------------------------------------------------------

Declared Rate                 The rate at which interest is credited in the
                              Fixed Account.

--------------------------------------------------------------------------------

Effective Date                The later of the Date of Issue or the date on
                              which:

                              . the first premium, as shown on the Policy Data Page, has been paid; and

                              . the Policy has been delivered during the Insured's lifetime and good health.

                              Any increase in Specified Amount, addition of a benefit rider, or reinstatement of coverage will take effect on the Monthly Deduction Date which coincides with or next follows the date we approve an application for such change or for reinstatement of the Policy.

--------------------------------------------------------------------------------

Eligible Portfolio            A Portfolio of American National Investment
                              Accounts, Inc., Variable Insurance Products Fund,
                              Variable Insurance Products Fund II, Variable
                              Insurance Products Fund III, T. Rowe Price
                              International Series, Inc., and T. Rowe Price
                              Equity Series, Inc., in which a subaccount can be invested.

--------------------------------------------------------------------------------

Fidelity Funds                Variable Insurance Products Fund, Variable
                              Insurance Products Fund II and Variable Insurance
                              Products Fund III

--------------------------------------------------------------------------------

Fixed Account                 A part of our General Account which accumulates
                              interest at a fixed rate.

--------------------------------------------------------------------------------

General Account               Includes all of our assets except assets
                              segregated into separate accounts.

--------------------------------------------------------------------------------

Guaranteed Coverage Benefit   Our agreement to keep the Policy in force if the
                              Guaranteed Coverage Premium is paid and other
                              Policy provisions are met.

--------------------------------------------------------------------------------

Guaranteed Coverage Premium   A specified premium which, if paid in advance as
                              required, will keep the Policy in force so long as other Policy provisions are met.

--------------------------------------------------------------------------------

Insured                       The person upon whose life the Policy is issued.

--------------------------------------------------------------------------------

Monthly Deduction             The sum of (1) cost of insurance charge, (2)
                              charge
                              for any riders, and (3) monthly policy
                              charge shown on the Policy Data Page.

--------------------------------------------------------------------------------

Monthly Deduction Date        The same date in each succeeding month as the Date
                              of Issue, except that whenever the Monthly
                              Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

--------------------------------------------------------------------------------

Net Amount at Risk            Your Death Benefit minus your Accumulation Value.

--------------------------------------------------------------------------------

Planned Periodic Premiums     Scheduled premiums selected by you.

--------------------------------------------------------------------------------

Policy The variable universal life insurance policy described in this prospectus.

--------------------------------------------------------------------------------

Policy Data Page              The pages of the Policy so titled.

--------------------------------------------------------------------------------

Policy Debt                   The sum of all unpaid Policy loans and accrued
                              interest thereon.

--------------------------------------------------------------------------------
Policyowner ("You")           The owner of the Policy, as designated in the
                              application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

--------------------------------------------------------------------------------

Policy Year                   The period from one Policy anniversary date until
                              the next Policy anniversary date.

--------------------------------------------------------------------------------

Satisfactory Proof of Death   Submission of the following:

                              .  a certified copy of the death certificate;

                              .  a claimant statement;

                              .  the Policy; and

                              . any other information that we may reasonably require to establish the validity of the claim.

--------------------------------------------------------------------------------

Specified Amount              The minimum Death Benefit under the Policy until
                              the Insured reaches Attained Age of 95. The
                              Specified Amount is an amount you select in accordance with Policy requirements.

--------------------------------------------------------------------------------

Surrender Value               The Accumulation Value less Policy Debt and
                              surrender charges.

--------------------------------------------------------------------------------

T. Rowe Price Funds           T. Rowe Price International Series, Inc. and T.
                              Rowe Price Equity Series, Inc.

--------------------------------------------------------------------------------

Valuation Date                The close of business on each day the New York
                              Stock Exchange is open for regular trading.

--------------------------------------------------------------------------------

Valuation Period              The period between Valuation Dates.

--------------------------------------------------------------------------------

SUMMARY

     The Policy is not available in some states. You should rely only on the information contained in this prospectus or to which you have been referred. We have not authorized anyone to provide you with information that is different.

     You should read the following summary in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy assumes that the Policy is in effect and there is no Policy Debt.

THE POLICY

     The Policy is a flexible premium variable universal life insurance policy.

     You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See Premium Flexibility, page ___.)

     The Death Benefit under the Policy may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See Death Benefits, page ___ and Accumulation Value, page ___). You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Policy is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

ALLOCATION OF PREMIUMS

     You can allocate premiums to one or more of the subaccounts and to the Fixed Account. (See The Separate Account, page ___ and Fixed Account, page ___). The assets of the various subaccounts are invested in Eligible Portfolios. The prospectuses or prospectus profiles for the Eligible Portfolios accompany this prospectus.

     Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the subaccount for the AN Money Market Portfolio. Premium payments received within 15 days after the Date of Issue are also allocated to the AN Money Market Portfolio. Thereafter, premium payments and Accumulation Value are allocated in accordance with your instructions. The minimum percentage that you may allocate to any one subaccount or to the Fixed Account is 10% of the premium, and fractional percentages may not be used.

POLICY BENEFITS AND RIGHTS

     Death Benefit. The Death Benefit is available in two options. (See Death Benefit Options, page ___.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See Payment of Policy Benefits, page ___.)

     Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or deceasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See Death Benefit Options, page ___ and Change in Specified Amount, page ___).

     Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen subaccounts, the rate of interest paid on the Fixed Account, premiums paid, partial surrenders, and charges deducted from the Policy. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Policy. A surrender charge will be deducted from the amount paid upon a partial withdrawal. (See Partial Surrender Charge, page ___. See Surrenders, page ___). Surrenders may have tax consequences. (See Federal Income Tax Considerations, page ___).

     Policy Loans. You can borrow money from us using the Policy as security for the loan. (See Loan Benefits, page ___). Policy Loans may have tax consequences. (See Federal Income Tax Considerations, page ___).

     Free Look Period. You have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after your receipt of the Policy. (See Refund Privilege, page ___.)

     Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met. After the Guaranteed Coverage Benefit period, the Policy will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires 61 days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if Planned Periodic Premiums are paid. (See Payment and Allocation of Premiums, page ___.)

CHARGES

     Charges from Accumulation Value. The Accumulation Value of the Policy will be reduced by certain Monthly Deductions and Daily Asset Charges as follows:

     .    On each Monthly Deduction Date by:

          . Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Policy month.

               The monthly cost of insurance rate is based on the Insured's sex (if Policy is issued on a sex distinct basis), Attained Age, Specified Amount and underwriting risk class. The rate may vary if the Insured is a tobacco user or tobacco non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

          .    Charge for the Cost of any Riders.

          . Monthly Policy Charge. The monthly policy charge, which will vary by Age at Issue and risk class, will be a maximum of $7.50 plus $.31034 per $1,000 of Specified Amount. The monthly policy charge is determined when the policy is issued.

     . On each Valuation Date, by a Daily Asset Charge not to exceed 1.25% annually of the average daily Accumulation Value in each subaccount. (See Charges and Deductions, page ___.)

     Eligible Portfolio Expenses. The values of the units in each subaccount will reflect the net asset value of shares in the corresponding Eligible Portfolios. The net asset value of those shares is reduced by the Eligible Portfolios' expenses.

                          ELIGIBLE PORTFOLIO EXPENSES
                          ---------------------------
                    (as a percentage of average net assets)
                       Management     Other           Total

Portfolio             Fees      Expenses   Expenses
---------             ----      --------   --------

 AN Money Market
 AN Growth
 AN Balanced
 AN Managed
VIP High Income
VIP Money Market
VIP Equity-Income
VIP Growth
VIP Overseas
VIP Investment
    Grade Bond
VIP Asset Manager
VIP Index 500
VIP Contrafund
VIP Asset Manager:
    Growth
VIP Balanced
VIP Growth and
    Income
VIP Mid Cap
VIP Growth
    Opportunities
T. Rowe Price
    Equity Income
T. Rowe Price
    Mid-Cap Growth
T. Rowe Price
    International Stock

     See the prospectuses for American National Investment Accounts, Inc., Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, T. Rowe Price International Series, Inc. and T. Rowe Price Equity Series, Inc. for more detailed information about the Eligible Portfolios' fees and expenses.

     Surrender Charges. If you surrender all or a portion of your Policy, a surrender charge will be assessed. The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 14th Policy anniversary. For an increase in Specified Amount, the surrender charge is applicable for 14 years after the Effective Date of such increase. Thereafter, there is no surrender charge.

     The surrender charge varies by Age at Issue and risk class. In the first Policy Year, the surrender charge shall range from $14.07 per $1,000 of Specified Amount to $49.04 per $1,000 of Specified Amount. The rate is the same for the first five years since issue or increase, and reduces to zero after fourteen years. (See Surrender Charge, page ___.)

     We will charge an additional $25 fee for partial surrenders. (See Partial Surrender Charge, page ___). A surrender charge will also be assessed on decreases in the Specified Amount of the Policy or on Death Benefit option changes that result in decreases in Specified Amount.

     Transfer Charge. The first 12 transfers of Accumulation Value in a Policy Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See Transfer Charge, page ___.)

TAXES

     We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Policy.

     Under certain circumstances, a Policy could be a Modified Endowment Contract. If so, all pre-death distributions, including Policy loans, will be treated first as distributions of taxable income and then as a return of basis or investment in the policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

     If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the policy and then as distributing taxable income. Moreover, loans will not be treated as distributions and neither distributions nor loans are subject to the 10% penalty tax.

      See "Federal Tax Matters" for a discussion of when distributions, such as surrenders and loans, could be subject to federal income tax.

POLICY BENEFITS

PURPOSES OF THE POLICY

     The Policy is designed to provide you:

          .    life insurance protection,

          . Death Benefits which may and Accumulation Value which will vary with performance of your chosen investment options,

          .    flexibility in the amount and frequency of premium payments,

          . flexibility in the level of life insurance protection, subject to certain limitations, and

          . a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Policy requirements.

DEATH BENEFIT PROCEEDS

     We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

          .    the Death Benefit; plus

          .    additional life insurance proceeds provided by riders; minus

          .    Policy Debt; minus

          .    unpaid Monthly Deduction.

     Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

          .    the Beneficiary or Beneficiaries, or

          . if no Beneficiary survives the Insured, the Insured's estate will receive the proceeds.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Policy. (See Payment of Policy Benefits, page ___.)

DEATH BENEFIT OPTIONS

     You choose one of two Death Benefit options in the application. Until age 95, the Death Benefit under either option will equal or exceed the current Specified Amount of the Policy.

     Option A. Until age 95, under Option A the Death Benefit is the Specified Amount or, if greater, the corridor percentage of Accumulation

Value at the end of the Valuation Period that includes the date of death. The Death Benefit at age 95 and thereafter equals the Accumulation Value. The applicable percentage declines as the age of the Insured increases as shown in the following Corridor Percentage Table:


                           CORRIDOR PERCENTAGE TABLE

      Attained Age               Corridor Percentage
      ------------               -------------------

      40 or younger                    250
          41                           243
          42                           236
          43                           229
          44                           222
          45                           215
          46                           209
          47                           203
          48                           197
          49                           191
          50                           185
          51                           178
          52                           171
          53                           164
          54                           157
          55                           150
          56                           146
          57                           142
          58                           138
          59                           134
          60                           130
          61                           128
          62                           126
          63                           124
          64                           122
          65                           120
          66                           119
          67                           118
          68                           117
          69                           116
          70                           115
          71                           113
          72                           111
          73                           109
          74                           107
       75 to 90                        105
          91                           104
          92                           103

          93                           102
          94                           101
     95 and thereafter                 100

     OPTION A EXAMPLE. Assume that the Insured's Attained Age is between 0 and
40. A Policy with a $50,000 Specified Amount will generally pay $50,000 in Death Benefits. However, the Death Benefit will be the greater of $50,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $20,000, the Death Benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,000 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $20,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy with an Accumulation Value of $30,000 will provide a Death Benefit of $75,000 ($30,000 x 250%); an Accumulation Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); and, an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

     Similarly, so long as Accumulation Value exceeds $20,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000.

     Option B. Until age 95, the Death Benefit is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured's date of death. The corridor percentage is the same as under Option A:
250% at Attained Age 40 or younger on the Policy anniversary before the date of death, and for an Attained Age over 40 on that Policy anniversary the percentage declines as shown in the Corridor Percentage Table. Accordingly, before age 95, the amount of the Death Benefit will always vary as the Accumulation Value varies but will never be less than the Specified Amount. The Death Benefit at age 95 and thereafter equals the Accumulation Value.

     OPTION B EXAMPLE. Assume that the Insured is age 40 or younger. A Policy with a Specified Amount of $50,000 will generally provide a Death Benefit of $50,000 plus Accumulation Value. For example, for a Policy with Accumulation Value of $5,000, the Death Benefit will be $55,000 ($50,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $60,000 ($50,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value.

As a result, if the Accumulation Value exceeds approximately $33,334, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $33,334 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $33,334 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Policy with Accumulation Value of $20,000, the Death Benefit will be $70,000 (Specified Amount $50,000 plus $20,000 Accumulation Value); for an Accumulation Value of $30,000, the Death Benefit will be $80,000 ($50,000 plus $30,000); and for an Accumulation Value of $50,000, the Death Benefit will be $125,000 ($50,000 x 250% is greater than $50,000 plus $50,000).

     Similarly, any time Accumulation Value exceeds $33,334, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $100,000 to $87,500. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

     If you want favorable investment performance to:

          .    increase your Death Benefit, you should:

               . choose Option A if your Accumulation Value times corridor percentage is greater than your Specified Amount, or

               .    choose Option B if:

                    . your Accumulation Value times corridor percentage is less than your Specified Amount, or

                    . your Accumulation Value times corridor percentage is greater than your Specified Amount plus Accumulation Value

          .    keep your cost of insurance charges to a minimum, you should:

               . choose Option A if your Accumulation Value times corridor percentage is less than your Specified Amount, or

               . choose Option B if your Accumulation Value times corridor percentage is greater than your Specified Amount.

     Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The effective date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See Federal Income Tax Considerations, page ___.)

     If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the effective date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the effective date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount shown in the following schedule:

                        MINIMUM SPECIFIED AMOUNT TABLE

     During Policy Year                        Minimum Specified Amount
     ------------------                        ------------------------

              1                                       $50,000
              2                                       $45,000
              3                                       $40,000
              4                                       $35,000
         Thereafter                                   $25,000

     The minimum Specified Amount to maintain a preferred risk class is $100,000. (See Charges from Accumulation Value, page ___.)

     An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See Surrender Charge, page ___.)

     A change in the Death Benefit option may affect subsequent cost of insurance charges which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly policy charges. (See Charges and Deductions, page ___.)

     Change in Specified Amount. Subject to certain limitations, you may increase the Specified Amount of your Policy at any time and may decrease the Specified Amount at any time after the first three Policy Years. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See Cost of Insurance, page ___ and Federal Income Tax Considerations, page ___.)

     The Specified Amount after a decrease may not be less than the minimum Specified Amount shown in the Minimum Specified Amount Table (see Change in Death Benefit, page ___.)

     If following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet these requirements. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first, and finally against the initial Specified Amount.

     If your Specified Amount decreases, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge for each reduction is a pro rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount if the Insured's Attained Age exceeds 94. A decrease in Specified Amount will take effect on the Monthly Deduction Date which coincides with or next follows the date we receive your written request.

     If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See Charges from Accumulation Value, page ___.) An additional premium may be required. (See Premiums Upon Increase in Specified Amount, page ___.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured's Attained Age is over 80. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement. (See Charges and Deductions, page ___.)

     You have a "free look period" for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See Refund Privilege, page ___.)

     Methods of Affecting Insurance Protection. Your "pure insurance protection" will be the difference between your Death Benefit and your

Accumulation Value. You may increase or decrease the pure insurance protection provided by a Policy as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Policy. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

     . A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection and cost of insurance charges.

     . An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Policy charges generally increase as well.

     . If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

     . If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Policy will lapse.

     . A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

GUARANTEED COVERAGE BENEFIT

     We will keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the sum of premiums paid at any time during such period is at least:

          . the sum of Guaranteed Coverage Premium for each month from the start of the period, including the current month, plus

          .    partial surrenders and Policy Debt.

The Guaranteed Coverage Benefit is based on Age at Issue according to the following table:

          Age at Issue        Policy Years
          ------------        ------------
              0 - 20            First 7 Years
             21 - 30            First 6 Years
             31 - 40            First 5 Years
             41 - 50            First 4 Years
               50 +             First 3 Years

An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium.

DURATION OF THE POLICY

     The Policy will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Policy beyond age 100 are unclear and a tax advisor should be consulted. Where, however, the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Policy will lapse and terminate without value. (See Grace Period and Reinstatement, page ___.)

ACCUMULATION VALUE

     Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

               . the aggregate of the value in each subaccount, determined by multiplying a subaccount's unit value by the number of units in the subaccount; plus

               .    the value in the Fixed Account; plus

               .    premiums (less premium taxes), plus

               .    Accumulation Value securing Policy Debt; less

               . partial surrenders, and related charges, processed on that Valuation Date; less

               .    any Monthly Deduction processed on that Valuation Date; less

               .    any federal or state income taxes.

     The number of subaccount units allocated to the Policy is determined after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions on the Valuation Date.

     Determination of Unit Value. The unit value of each subaccount is equal to:

          . the per share net asset value of the corresponding Eligible Portfolio on the Valuation Date, multiplied by

          . the number of shares held by the subaccount, after the purchase or redemption of any shares on that date, minus

          .    the Daily Asset Charge, and divided by

          . the total number of units held in the subaccount on the Valuation Date, after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions.

PAYMENT OF POLICY BENEFITS

     Death Benefit Proceeds will usually be paid within seven days after we receive Satisfactory Proof of Death. Policy loans and surrenders will ordinarily be paid within seven days after receipt of your written request. We may defer payment of any surrender, refund or Policy loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See Postponement of Payments, page ___.) You can decide how benefits will be paid. During the Insured's lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary do not elect one of these options, we will pay the benefits in a lump sum.

     An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Policy is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

     Optional Methods of Payment. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of the following four methods:

     Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, as our option.

     Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period may be 10 or 20 years.

     Option 3. Equal Installments of a Fixed Amount Payable Annually, semi-annually, quarterly, or monthly. The sum of the installments paid in one year must be at least $40.00 for each $1,000.00 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

     Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100.00 from the amount held.

Any amount left with us for payment under a settlement option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other options available in the future.

     When proceeds become payable in accordance with a settlement option, the Policy will be exchanged for a supplementary contract specifying all rights and benefits. The effective date will be the date of the Insured's death or other termination of the Policy.

     Amounts under the supplemental contact remaining payable after the Beneficiary's death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary contract or as otherwise provided under applicable law.

     General Provisions for Settlement Options. If the amount held falls below $2,000.00, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

     To avoid paying installments of less than $20.00 each, we will:

          . change the installments to a quarterly, semi-annual or annual basis; and/or

          .    reduce the number of installments.

     If you elect an option, you may restrict the Beneficiary's right to assign, encumber, or obtain the discounted present value of any unpaid amount.

     Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary's creditors.

     At our option, a Beneficiary may be permitted to receive the discounted present value of installments, except under option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee's estate except Option 2 lifetime. Under Option 3 or 4, we will pay any balance to the payee's estate. The effective interest rate used to compute discounted present value is the interest rate used in computing the settlement option plus 1%. With our consent, the option elected may provide for payment in another manner.

     Limitations. You must obtain our consent to have an option under which proceeds are payable to:

          .    joint or successive payees, or

          .    other than a natural person.

POLICY RIGHTS

LOAN BENEFITS

     Loan Privileges. You can borrow money from us using your Policy as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

          . during the first three Policy Years, you cannot borrow more than 75% of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received

          . after the first three Policy Years, you can borrow up to 90% of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received

     Preferred loans accrue interest at a lower rate. You cannot obtain a preferred loan until after the seventh Policy Year. We determine whether a loan is preferred at the time the loan is made. The amount available for a preferred loan is equal to the lesser of:

          .    the above-mentioned loan limits, or

          . the Accumulation Value less Policy Debt and less premiums paid (adjusted by partial surrenders).

     The loan may be repaid in whole or in part during the Insured's lifetime. Each loan repayment must be at least $10 or the full amount of Policy Debt, if less. Loans generally are funded within seven days after receipt of a written request. (See Postponement of Payments, page ___.) Loans may have tax consequences. (See Federal Income Tax Considerations, page ___.)

     Interest. Loans will accrue interest on a daily basis at a rate of 5.0% per year, 3.0% on preferred loans. Interest is due and payable on each Policy anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and bear interest at the same rate.

     Amounts held to secure Policy loans will earn interest at the annual rate of 3.0% credited on the Policy anniversary. We will allocate interest to the subaccounts and the Fixed Account on each Policy anniversary in the same proportion that premiums are being allocated to those subaccounts and the Fixed Account at that time.

     Effect of Policy Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Policy Debt. The Accumulation Value transferred will be deducted from the subaccounts and the Fixed Account in accordance with your instructions. The minimum amount which can remain in a subaccount or the Fixed Account as a result of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the subaccounts and the Fixed Account pro-rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the subaccounts and the Fixed Account pro-rata. We will also transfer Accumulation Value from the subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A Policy loan may have tax consequences. (See

Federal Income Tax Considerations, page ___.)

     A Policy loan may permanently affect the Accumulation Value, even if repaid. The effect could be favorable or unfavorable depending on whether the investment performance of the subacccount(s)/Fixed Account chosen by you is greater or less than the interest rate credited to the Accumulation Value held in the General Account to secure the loan. In comparison to a Policy under which no loan was made, the Accumulation Value will be lower if the General Account interest rate is less than the investment performance of the subaccount(s)/Fixed Account, and greater if the General Account interest rate is higher than the investment performance of the subaccount(s)/Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a Policy loan may also affect the amount of the Death Benefit, even if repaid.

     Policy Debt. Policy Debt reduces Death Benefit Proceeds and Surrender Value. If the Policy Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Policy will lapse. We will notify you of the amount which must be paid. (See Grace Period and Reinstatement, page ___.)

     Repayment of Policy Debt. If we receive payments while a Policy loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Policy Debt is repaid, we will transfer Accumulation Value equal to the loan amount repaid from the General Account to the subaccounts and the Fixed Account. We will allocate the transfers among the subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of repayment. We will make the allocation at the end of the Valuation Period during which the repayment is received. If you do not repay the Policy Debt, we will deduct the amount of the Policy Debt from any amount payable under the Policy.

SURRENDERS

     During the life of the Insured, you can surrender the Policy in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page ___.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See Payment of Policy Benefits, page ___.) Surrenders may have tax consequences. (See Federal Income Tax Considerations, page ___.)

     Full Surrenders. If the Policy is being fully surrendered, you must return the Policy to us with your request. Coverage under the Policy will terminate as of the date of a full surrender.

     Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three months. The minimum partial surrender is $100.

     The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See Partial Surrender Charge, page ___.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the request is received. The deduction will be allocated to the subaccounts and the Fixed Account according to your instructions, provided that the minimum amount remaining in a subaccount as a result of the allocation is $100. If you do not provide allocation instructions or if your allocation instructions conflict with the $100 minimum described above, we will allocate the partial surrender among the subaccounts and the Fixed Account pro-rata.

     Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first, and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See Cost of Insurance, page ___; Methods of Affecting Insurance Protection, page ___.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

     The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount shown in the Minimum Specified Amount Table. (see Change in Death Benefit, page ___.)

     The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See Postponement of Payments, page ___.)

TRANSFERS

     You can transfer Accumulation Value among the subaccounts or from the subaccounts to the Fixed Account as often as you like. You can make transfers in person, by mail, or, if a telephone transfer authorization form is on file, by telephone. The minimum transfer from a subaccount is $250, or the balance of the subaccount, if less. The minimum that may remain in a subaccount after a transfer is $100. We will make transfers and determine all values in connection with transfers on the later of the end of the Valuation Period which includes the requested transfer date or during which the transfer request is received. Accumulation Value on the date of a transfer will not be affected except to the extent of the transfer charge, if applicable. The first twelve transfers in a Policy Year will be free. We will charge $10 for each additional transfer. Such charge will be deducted from the amount transferred. (See Transfer Charge, page ___.) Transfers resulting from Policy loans, the dollar cost averaging program or the rebalancing program will not be subject to a transfer charge or be counted for purposes of determining the number of free transfers.

     During the thirty day period beginning on the Policy anniversary, you may make one transfer from the Fixed Account to the subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the subaccounts is the greater of:

          .    twenty-five percent of the amount in the Fixed Account, or

          .    $1,000.

If we receive a request to transfer funds out of the Fixed Account before the Policy anniversary, the transfer will be made at the end of the Valuation Period during which the Policy anniversary occurs. If we receive a proper transfer request within 30 days after the Policy anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

     We will employ reasonable procedures to confirm that the transfer instructions communicated by telephone are genuine. These procedures may include some form of personal identification before acting, providing you written confirmation of the transaction, and making a tape recording of the telephoned instructions.

REFUND PRIVILEGE

     Under state law, you have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after your receipt of the Policy. If the Policy is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the 15-day period such premiums have been allocated to the AN Money Market Portfolio. (See Allocation of Premiums, page ___.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

     To cancel the Policy, you should mail or deliver the Policy to our Home Office or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See Postponement of Payments, page ___.)

DOLLAR COST AVERAGING

     Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one subaccount or Fixed Account, to any subaccount(s) or Fixed Account. The automatic transfers can occur monthly, quarterly, semi-annually or annually. The amount transferred each time must be at least $1,000. The minimum transfer to each subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

     Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

     You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

     You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, notifying us by phone. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

REBALANCING

     Because the subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your allocation on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

     You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

     If you want to purchase a Policy, you must complete an application and submit it to our Home Office. We will only issue a Policy to individuals 80 years of age or less on their last birthday who supply satisfactory evidence of insurability. Acceptance is subject to our underwriting rules.

     The Date of Issue is used to determine Policy anniversary dates, Policy Years and Policy months.

PREMIUMS

     You must pay the initial premium for the Policy to be in force. The initial premium must be at least /1//12 of the first year Guaranteed Coverage Premium. The initial premium and all other premiums are payable at our Home Office. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

PREMIUM FLEXIBILITY

     You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

     Planned Periodic Premiums. At the time the Policy is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Policy Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with this schedule.

     You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our Home Office. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the

Policy will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

     Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by federal tax laws. If a premium is paid which would cause total premiums to exceed such maximum premium limitations, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the laws prescribing maximum premium limitations. We may refuse to accept a premium or require additional evidence of insurability if the premium would increase Net Amount at Risk. We may also establish a minimum acceptable premium amount.

     Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon

          . the Accumulation Value of the Policy at the time of the increase, and

          .    the amount of the increase you request.

ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE

     Allocation of Premiums. Premiums are allocated according to your instructions. You can change the allocation without charge by providing proper notification to our Home Office. Your notice must include the policy number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper notification is received.

     Accumulation Value. The value of subaccounts will vary with the investment performance of these subaccounts and the you bear the risk that those investments might actually lose money. The performance of these investments affects the Policy's Accumulation Value, and may affect the Death Benefit as well.

GRACE PERIOD AND REINSTATEMENT

     Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Policy will terminate. If the Insured dies during the grace period, any overdue Monthly Deductions and Policy Debt will be deducted from the Death Benefit Proceeds.

     Reinstatement. A Policy may be reinstated any time within five years after termination. A Policy cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

     Reinstatement is subject to the following:

          .    evidence of insurability satisfactory to us;

          .    reinstatement or repayment of Policy Debt;

          . payment of Monthly Deductions not collected during the grace period;

          . payment of the premium sufficient to pay the Monthly Deduction for three months after the date of reinstatement.

Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

     The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Policy Debt was reinstated, the amount of the debt will be held in our General Account. During the lapse period, Policy Debt will accrue interest at a rate of 6%. Accumulation Value will then be calculated as described under Accumulation Value on page ___. The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date of we approve the application for reinstatement.

CHARGES AND DEDUCTIONS

PREMIUM CHARGES

     No charges will be deducted from any premium payment before allocating such premiums among the subaccounts and the Fixed Account.

CHARGES FROM ACCUMULATION VALUE

     We will deduct the following charges from the Accumulation Value:

     Monthly Deduction. The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, and the monthly policy charge. The Monthly Deduction compensates us for providing the insurance benefits and administering the Policy. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the subaccounts and the Fixed Account pro-rata. The cost of insurance and the monthly policy charge are described in more detail below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

     We are currently charging less than the maximum monthly policy charges. We may reduce or increase the monthly policy charge. Any change will be on a uniform basis for all insureds with this Policy, for the same Specified Amount, and that have been in force the same time. A change in health or other risk factors after the Date of Issue will not affect the monthly policy charge. We will not reduce or increase the monthly policy charge more than once each Policy Year. We will notify you in writing before a new monthly policy charge is effective.

     For the initial Specified Amount, the cost of insurance rate will not exceed those in the Schedule of Monthly Guaranteed Maximum Cost of Insurance Rates shown on the Policy Data Page. These guaranteed rates are based on the Insured's age last birthday. The current rates range between 24% and 68% of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

     Guaranteed maximum cost of insurance rates for ages 15 and above are calculated based on the 1980 Commissioners Standard Ordinary (CSO) Smoker or Nonsmoker Mortality Tables (Age Last Birthday). For ages 0-14, the 1980 CSO Mortality Table (Age Last Birthday) was used through Attained Age 14 and the 1980 CSO Nonsmoker Mortality Table (Age Last Birthday) for Attained Ages 15 and above.

     Policies issued in states that require "unisex" policies (currently Montana) and policies issued in conjunction with employee benefit plans provide for Policy values that do not vary by the sex of the Insured. References in this prospectus to sex-distinct and any values that vary by the sex of the Insured are not applicable to Policies issued in states that require "unisex" policies or to Policies issued in conjunction with employee benefit plans. Illustrations of the effect of these unisex rates on premiums, Accumulation Values and Death Benefits are available from us on request.

     Guaranteed maximum cost of insurance rates for Policies issued on a non-sex distinct basis are calculated based on the 1980 CSO-SB and the

1980 CSO-NB Mortality Tables (Age Last Birthday) for issue or increase ages 15 and above. For ages 0-14, the 1980 CSO-B Mortality Table (Age Last Birthday) was used through attained age 14 and the 1980 CSO-NB Mortality Table (Age Last Birthday) for attained ages 15 and above.

     The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. As a result the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See Change in Specified Amount, page ___.)

     The actual charges made during the Policy Year will be shown in the annual report delivered to you.

     The rate class of an Insured may affect the cost of insurance rate. We currently place insureds into either a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Policy, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard class. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

     Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate but /1//12 of any annualized flat extra cost will be deducted as part of the Monthly Deduction.

     Surrender Charge. If a Policy is surrendered, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Policy.

     We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See Change in Specified Amount, page ___.)

     The surrender charge is more substantial in early Policy Years. Accordingly, the Policy is more suitable for long-term purposes.

     Transfer Charge. We will make the first 12 transfers of Accumulation Value in any Policy Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the subaccounts or from the subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

     Partial Surrender Charge. We will impose a $25 fee for each partial surrender. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for a decrease in Specified Amount. (See Change in Specified Amount, page ___.)

     Daily Charges Against the Separate Account. On each Valuation Date, we will deduct a Daily Asset Charge from the Separate Account. This charge is to compensate us for mortality and expense risks. The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Policies will exceed our estimates. Such charge shall not exceed 1.25% annually of the average daily Accumulation Value of each subaccount, but not the Fixed Account. We will deduct the daily charge from the Accumulation Value of the Separate Account on each Valuation Date. The deduction will equal the 1.25% annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

     Fees and Expenses Incurred by Eligible Portfolios. In addition, the managers of the Eligible Portfolios will charge certain fees and expenses against the Eligible Portfolios. (See Eligible Portfolio Annual Expenses, page ___. Also, see the funds' prospectuses.) No portfolio fees or expenses will be charged from the Fixed Account.

     Taxes. Currently, we will not make a charge against the Separate Account for federal, state or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any Federal tax, or any significant state or local tax treatment of our Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Policies.

EXCEPTIONS TO CHARGES

     We may reduce the surrender charge, monthly policy charge, cost of insurance and daily asset charge for, or credit additional amounts on, sales of the Policy to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company or Securities Management and Research, Inc. may be permitted to purchase the Policy with substantial reductions of surrender charge, monthly policy charge, cost of insurance or daily asset charge.

     The Policy may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of our Company and its affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Policy, and spouses and immediate family member of the foregoing. If sold under these circumstances, a Policy may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,
THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT

AMERICAN NATIONAL INSURANCE COMPANY

     We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam and American Samoa. Our home office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6%.

     We are subject to regulation by the Texas Department of Insurance. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liabilities and reserves and those of the Separate Account and certifies their adequacy. A full examination of our operations is also conducted periodically by the National Association of Insurance Commissioners.

THE SEPARATE ACCOUNT

     We established the Separate Account under Texas law on July 30, 1987. The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life policies we
issue.   We are the legal holder of the Separate Account's assets.  The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Eligible Portfolios by each of the subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account's assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account's assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

     The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of the management or investment policies or practices of the Separate Account.

     The Separate Account will purchase and redeem shares of the Eligible Portfolios at net asset value. The net asset value of a share is equal to the total assets of the portfolio less the total liabilities of the portfolio divided by the number of shares outstanding.

     We will redeem shares in the Eligible Portfolios as needed to:

          .    collect charges,

          .    pay the Surrender Value,

          .    secure Policy loans,

          .    provide benefits, or

          . transfer assets from one subaccount to another, or to the Fixed Account.

     Any dividend or capital gain distribution received from an Eligible Portfolio will be reinvested immediately at net asset value in shares of that Eligible Portfolio and retained as assets of the corresponding subaccount.

     The Separate Account may include other subaccounts that are not available under the Policy. We may from time to time discontinue the availability of some of the subaccounts. If the availability of a subaccount is discontinued, we may redeem any shares in the corresponding Eligible Portfolio and substitute shares of another registered, open-end management company.

     We may also establish additional subaccounts. Each new subaccount would correspond to a portfolio of a registered, open-end management company. We would establish the terms upon which existing Policyowners could purchase shares in such portfolios.

     If any of these substitutions or changes are made, we may change the Policy by sending an endorsement. We may:

          .    operate the Separate Account as a management company,

          . de-register the Separate Account if registration is no longer required,

          .    combine the Separate Account with other separate accounts,

          . restrict or eliminate any voting rights associated with the Separate Account, or

          . transfer the assets of the Separate Account relating to the Policies to another separate account.

     We would, of course, not make any changes to the menu of Eligible Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Policyholders, the SEC and state insurance regulatory authorities.

     Since we are the legal holder of the Eligible Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholders' meeting. To the extent required by law, we will vote all shares of the Eligible Portfolios held in the Separate Account at shareholders' meetings in accordance with instructions we receive from you and other policyowners. The number of votes for which each policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the American National Fund, the Fidelity Funds or the T. Rowe Price Funds, as the case may be. We will furnish Policyowners with the proper forms, materials and reports to enable them to give us these instructions. We will vote Eligible Portfolio shares held in each subaccount for which no timely instructions from policyowners are received and shares held in each subaccount which do not support Policyowner interests in the same proportion as those shares in that subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the American National Fund, the Fidelity Funds or the T. Rowe Price Funds in our own right. We may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Eligible Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Eligible Portfolios. In addition, we may disregard voting instructions that would require changes in the investment objectives or policies of any Eligible Portfolio or in an investment adviser or principal underwriter for the Eligible Portfolios, if we reasonably disapprove those changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise Policyowners of that action and our reasons for the action in the next annual report or proxy statement to Policyowners.

     The Separate Account is not the only separate account that invests in the Eligible Portfolios. Other separate accounts, including those funding other variable life policies, variable annuity contracts, other insurance contracts and retirement plans, invest in certain of the Eligible Portfolios. We do not currently see any disadvantages to you resulting from the Eligible Portfolios selling shares to fund products other than the Policy. However, there is a possibility that a material conflict of interest may arise between the Policyowners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Eligible Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Policyowners or owners of other contracts and the retirement plans which invest in the Eligible Portfolios or those plans participants. If a material conflict arises, we will take any necessary steps, including removing the Eligible Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Eligible Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Eligible Portfolios for more information.

THE FUNDS

     Each of the twenty-one subaccounts of the Separate Account will invest in shares of a corresponding Eligible Portfolio.

     The investment objectives and policies of each Eligible Portfolio are summarized below. The Eligible Portfolios may not achieve their stated objectives. You will be notified of any material change in the investment policy of any portfolio in which you have an interest.

     Each Eligible Portfolio's total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the American National Fund, the Fidelity Funds and the T. Rowe Price Funds contain more detailed information about the Eligible Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

     You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

     The American National Fund's current Eligible Portfolios and respective investment objectives are as follows:

     The AN Money Market Portfolio seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.

     The AN Growth Portfolio seeks to achieve capital appreciation.

     The AN Balanced Portfolio seeks to conserve principal, produce reasonable current income, and achieve long-term capital appreciation.

     The AN Managed Portfolio seeks to achieve growth of capital and/or current income.

     Securities Management and Research, Inc. ("SM&R") is the investment adviser and manager of the American National Fund. SM&R also provides investment advisory and portfolio management services to our Company and other clients. SM&R maintains a staff of experienced investment personnel and related support facilities.

     The Fidelity Funds' current Eligible Portfolios and respective investment objectives are as follows:

     VIP Money Market Portfolio ... seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

     VIP Investment Grade Bond Portfolio ... seeks as high a level of current income as is consistent with the preservation of capital.

     VIP High Income Portfolio ... seeks a high level of current income while also considering growth of capital.

     VIP Asset Manager Portfolio ... seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

     VIP Asset Manager: Growth Portfolio ... seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

     VIP Balanced Portfolio ... seeks both income and growth of capital.

     VIP Equity-Income Portfolio ... seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

     VIP Index 500 Portfolio ... seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

     VIP Growth and Income Portfolio ... seeks high total return through a combination of current income and capital appreciation.

     VIP Mid Cap Portfolio ... seeks long-term growth of capital.

     VIP Growth Opportunities Portfolio ... seeks to provide capital growth.

     VIP Contrafund Portfolio ... seeks long-term capital appreciation.

     VIP Growth Portfolio ... seeks capital appreciation.

     VIP Overseas Portfolio ... seeks long-term growth of capital.

     Fidelity Management and Reseach Company ("FMR"), the Fidelity Funds' investment adviser, was founded in 1946. FMR provides a number of mutual funds and other clients with investment research and portfolio management services.
It maintains a large staff of experienced investment personal and a full compliment of related support facilities. Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") are wholly owned subsidiaries of FMR that provide research with respect to foreign securities. FMR U.K. and FMR Far East maintain their principal business offices in London and Tokyo, respectively. As of December 31, 1998, FMR advised funds having more than 39 million shareholder accounts with a total value of more than $694 billion. Fidelity Distributors Corporation distributes shares for the Fidelity Funds. FMR Corp. is the holding company for the Fidelity companies. Through ownership of voting common stock, Edward C. Johnson 3d, President and a Trustee of the Fidelity Funds, and various trusts for the benefit of Johnson family members form a controlling group with respect to FMR Corp.

     The T. Rowe Price Funds' current Eligible Portfolios and respective investment objectives are as follows:

T. Rowe Price International Series, Inc.

     T. Rowe Price International Stock Portfolio ... seeks to provide long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

T. Rowe Price Equity Series, Inc.

     T. Rowe Price Mid-Cap Growth Portfolio ... seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

     T. Rowe Price Equity Income Portfolio ... seeks to provide substantial dividend income as well as long-term growth of capital through investments in common stocks of established companies.

     T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.

     We have entered into or may enter into agreements with the investment advisor or distributor for certain of the Eligible Portfolios. These agreements require us to provide administrative and other services. In return, we receive a fee based upon an annual percentage of the average net assets amount we invested on behalf of the Separate Account and our other separate accounts. Some advisors or distributors may pay us a greater percentage than others.

FIXED ACCOUNT

     You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See Transfers, page ___.)

     We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

     Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our separate accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

     Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT TAX ADVICE.

INTRODUCTION

     The following summary provides a general description of the federal income tax considerations relating to the Policy. This summary is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a Policy or the exercise of certain elections under the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of certain elections under the Policy. For complete information on such federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any Policy, and the following summary is not tax advice.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Policies issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a sub-standard basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We reserve the right to restrict Policy transactions and to make other modifications in order to bring the Policy into compliance with such requirements.

     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners would be taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policyowner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policyowners investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent a Policyowner from being treated as the owner of the Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Eligible Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY PROCEEDS

     In General. We believe that the Death Benefit Proceeds under a Policy will be excludable from the gross income of the Beneficiary.

     Generally, the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a partial or full surrender, the addition of the Accelerated Death Benefit, the continuation of the Policy beyond the Insured's 100th birthday, a change in ownership, or an assignment of the Policy may have federal income tax consequences.

     Modified Endowment Contracts. Whether a Policy is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. The rules for determining whether a Policy is a Modified Endowment Contract are extremely complex. In general, however, a Policy will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premium payments.

     In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a Modified Endowment Contract. The material change rules for determining whether a Policy is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Policy will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven Policy Years following the date on which the material change occurs.

     The manner in which the premium limitation and material change rules should
be applied to certain features of the Policy and its riders is unclear.   If we
determine that a Policyowner has made excessive premium payments which will cause a Policy to be considered a Modified Endowment Contract, we will notify the Policyowner of the tax consequences and give the Policyowner the option of having the excessive premiums refunded. If the Policyowner requests a refund within 30 days after receipt of such notice, we will refund the excessive premium payments to prevent the Policy from becoming a Modified Endowment Contract.

     Due to the Policy's flexibility, classification of a Policy as a Modified Endowment Contract will depend upon the individual circumstances of each Policy. Accordingly, a prospective Policyowner should contact a qualified tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a Modified Endowment Contract. In addition, a Policyowner should contact a tax advisor before making any change to a Policy, exchanging a Policy, or reducing Policy benefits, to determine whether such change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a Modified Endowment Contract.

     If a Policy becomes a Modified Endowment Contract, distributions such as partial surrenders and Policy loans that occur during the Policy Year it becomes a Modified Endowment Contract and any subsequent Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Policy, if the amount received plus the amount of any indebtedness exceeds the total investment in the policy (described below), the excess will generally be treated as ordinary income subject to tax.

     Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules:

     (1) All distributions from such a Policy (including distributions upon partial or full surrender and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the policy at such time.

     (2) Loans taken from (or secured by) such a Policy are treated as distributions from such a Policy and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

     (3) A 10 percent penalty tax is imposed on the portion of any distribution from such a Policy that is included in income. This includes any loan taken from or secured by such a Policy. This penalty tax does not apply if the distribution or loan:

          (a) is made on or after the Policyowner reaches actual age 59 1/2;

          (b) is attributable to the Policyowner's becoming disabled; or

          (c) is part of a series of substantially equal periodic payments for
              (i) the life (or life expectancy) of the Policyowner, or (ii) the joint lives (or joint life expectancies) of the Policyowner and the Beneficiary.

     Distributions Other Than Death Benefit Proceeds from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Policyowner's investment in the policy. After the recovery of all investment in the policy, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

     Policy Loans. Loans from a Policy (or secured by a Policy) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a Policy loan generally is not be tax-deductible. The Policyowner should consult a tax advisor regarding the deductibility of interest paid on a Policy loan.

     Finally, neither distributions from nor loans from (or secured by) a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     Investment in the Policy.   "Investment in the policy" means:

     (a) the aggregate amount of any premium payments or other consideration paid for a Policy; minus

     (b) the aggregate amount of distributions received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

     (c) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Policyowner.

     Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Policyowner's income when a taxable distribution occurs.

     Accelerated Benefits Rider. We believe that payments received under the Accelerated Death Benefit Rider should be fully excludable from the gross income of the Beneficiary if the Beneficiary is the Insured under the Policy. However, you should consult a tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     Other Policyowner Tax Matters. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the Insured's 100th year.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. A tax advisor should be consulted on these consequences.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the
Policy could change by legislation or otherwise.   Moreover, it is possible that
any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

AMERICAN NATIONAL'S INCOME TAXES

     American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account's operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Policies.

     Under current laws in some states, we may incur state and local taxes (in addition to premium taxes for which a deduction from premium payments is currently made). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER INFORMATION

SALE OF THE POLICY

     SM&R, one of our wholly-owned subsidiaries, is the principal underwriter of the Policy. SM&R was organized December 15, 1964 under the laws of the State of Florida. SM&R is a registered broker-dealer and a member of the National Association of Securities Dealers. (See the American National Fund's prospectus.)

     SM&R will pay commissions to its registered representatives who sell the Policies based upon a commission schedule. In Policy Years one through five, the commissions to the registered representatives will not exceed 12% of the total premium contribution. In later years, the registered representatives will receive renewal commissions which will not exceed 0.25% of the Accumulation Value. We may pay registered representatives who meet certain production standards additional compensation. SM&R will pay overriding commissions to managers and we may pay bonuses to the managers for the sale of the Policy. SM&R and the Company may also authorize other registered broker-dealers and their registered representatives to sell the Policy.

YEAR 2000

     Many of the services provided to the Separate Account and Policyowners depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing and account services. Like all financial services providers, we utilize systems that may be affected by Year 2000 Problems and we rely on service providers, including the Eligible Portfolios, that may also be affected. We have developed, and are continuing to implement, a Year 2000 transition plan, and we are confirming that our service providers are doing the same. It is difficult to predict with precision whether the outcome of these efforts will have any negative impact on our Company. As of the date of this prospectus, we do not anticipate that you will experience any negative effects on your Accumulation Value, or on the services provided in connection with your Policy, as a result of Year 2000 Problems. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Separate Account or the Policyowners.

THE CONTRACT

     The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only statements in the application attached to the Policy and any supplemental applications made a part of the Policy can be used to contest a claim or the validity of the Policy. Any changes must be approved in writing by the President, Vice President or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. Differences in state laws may require us to offer a Policy in a state which has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states.

     Control of Policy.  Subject to the rights of any irrevocable

Beneficiary and assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Policyowner to die. If the Policyowner is a minor, first the Applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

     Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) are specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the estate of the Insured.

     Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured's lifetime. We may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of changes that may be made.

     Change in Policyowner or Assignment. In order to change the Policyowner or assign Policy rights, an assignment of the Policy must be made in writing and filed at our Home Office. The change will take effect as of the date the change is recorded at our Home Office, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Policy will be permitted. A collateral assignment is not a change of ownership.

     Incontestability. The Policy is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Policy Date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Policy shall be incontestable during the lifetime of the Insured only after having been in force for two years after the Policy Date of the reinstatement.

     Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Policy.

     Suicide. Suicide within two years after Date of Issue is not covered by the Policy unless otherwise provided by a state's insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received less any partial surrenders and Policy Debt. If the Insured, while sane or insane, commits suicide within two years after the Policy Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Policy Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

     Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, Policy loans, benefits payable at death, and transfers, which require valuation of a subaccount, may be postponed whenever:
(1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Policyowners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's Accumulation Value. Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to 6 months from the date of written request.

     Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by "riders" to the Policy, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

DIVIDENDS

     The Policy is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

LEGAL MATTERS

     Greer, Herz and Adams, L.L.P., our general counsel, has reviewed various matters of Texas law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy.

LEGAL PROCEEDINGS

     The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time no lawsuits are pending or threatened that reasonably likely to have a material adverse impact on the Separate Account or us.

REGISTRATION STATEMENT

     We filed a registration statement covering information about the Policy with the SEC. The registration statement, and its subsequent amendments, included this prospectus, but it also contained additional information. This prospectus is simply a summary of the contents of the Policy and related legal instruments. If you want more complete information regarding any of the matters described in this prospectus, you should consult the registration statement.

EXPERTS

     The consolidated financial statements of our Company and its subsidiaries as of December 31, 1998 and 1997, and for the years then ended, included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

     As stated in his opinion which was filed as an exhibit to the registration statement, Rex D. Hemme has examined the actuarial matters included in this prospectus.

SENIOR EXECUTIVE OFFICERS AND DIRECTORS OF
AMERICAN NATIONAL INSURANCE COMPANY

Name and Position(s) with American National Insurance Company/
Principal Occupations Last Five Years and Other Positions Held

ROBERT L. MOODY
CHAIRMAN OF THE BOARD, DIRECTOR, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

American National: President, January 1996 to present; Chairman of the Board, April 1982 to present; Chief Executive Officer, July 1991 to present; and Director, March 1960 to present.

ANREM Corporation: Director, September 1985 to present. Moody Bancshares, Inc.:
Director and President, 1982 to present. Moody Bank Holding Company, Inc.:
Director and President, 1988 to present. Moody National Bank of Galveston:
President, 1980 to 1993; Chairman of the Board, Director and Chief Executive Officer, 1980 to present. National

Western Insurance Company: Chairman of the Board, Director and Chief Executive Officer, 1971 to present. The Moody Foundation: Trustee, 1955 to present. Gal-Tex Hotel Corporation: Chairman of the Board and Director, 1954 to present. Gal-Tenn Hotel Corporation: Director. GTG Corporation: Director. Gal-Tex Management
Co.: Director. Gal-Tex Woodstock, Inc.: Director. New Paxton Hotel Corporation:
Director. Transitional Learning Community at Galveston: Chairman of the Board and Director. The Moody Endowment: Chairman of the Board and Director.

G. RICHARD FERDINANDTSEN
DIRECTOR, SENIOR EXECUTIVE VICE PRESIDENT
AND CHIEF OPERATING OFFICER

American National: Director, 1998 to present; Senior Executive Vice President and Chief Operating Officer, April 1997 to present; Senior Executive Vice President and Chief Administrative Officer, April 1996 to April 1997; Senior Vice President, Health Insurance Operations, April 1993 to April 1996; Senior Vice President, Director of Group Insurance, July 1990 to April 1993. American National Life Insurance Company of Texas: Chairman of the Board, President and Director, 1998 to present; and Vice President, Health Insurance Operations, April 1993 to 1998. American National Property and Casualty Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. American National General Insurance Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. McMarr Properties (formerly American Securities Company): Director, April 1978 to present. McCreless
Foundation: Director, April 1992 to present. United Land: Director, January 1985 to present. Commonwealth Life and Accident Insurance Company: Director, June 1993 until company was merged in December 1994. American National Lloyds
Insurance Company: Underwriter, March 1994 to present.   Pacific P & C, Inc.:
Director, 1995 to present; and Vice Chairman of the Board. Standard Life and Accident Insurance Company: Director, January 1996 to present; Chairman of the Board, President and Chief Executive Officer, 1998 to present. Garden State Life Insurance Company: Director. Securities Management & Research, Inc.: Director. Comprehensive Investment Services, Inc.: Director. Alternative Benefit Management, Inc.: Director, President and Chief Executive Officer. ANMEX International Services, Inc.: Director and President. ANMEX International, Inc.:
Director and President.

IRWIN M. HERZ, JR.
DIRECTOR

American National: Director: 1984 to present. Greer, Herz & Adams, L.L.P.:
Partner, March 1980 to present, General Counsel to American National. Three R
Trust: Trustee, April 1971 to present. Commonwealth Life and Accident Insurance
Company: Director, April 1983 until company was merged in December 1994. Garden State Life Insurance

Company: Director, June 1992 to present. American National Property and Casualty
Company: Director. American National General Insurance Company: Director. Pacific P & C, Inc.: Director.

R. EUGENE LUCAS
DIRECTOR

American National: Director, April 1981 to present. Gal-Tex Hotel Corporation:
President and Director, March 1971 to present. Gal-Tenn Hotel Corporation:
President and Director, March 1971 to present. Gal-Tex Management Company:
President and Director, May 1985 to present. Gal-Tex Woodstock, Inc.: President and Director, November 1995 to present. New Paxton Hotel Corporation: President and Director. Securities Management and Research, Inc.: Director, November 1982 to present. ANREM Corporation: Director, September 1982 to present. Colonel Museum, Inc.: Director, March 1985 to present.

E. DOUGLAS MCLEOD
DIRECTOR

American National: Director, April 1984 to present. ANREM Corporation: Director, October 1979 to present. National Western Life Insurance Company: Director, 1986 to present. Independent County Mutual Fire Insurance Company of Texas: Director, June 1984 to present. Attorney. The Moody Foundation: Director of Development, May 1982 to present. McLeod Properties: Owner. Texas State House of
Representatives: Past Member. Moody Gardens, Inc.: Chairman and Director, 1988 to present. Colonel Museum, Inc.: Vice President and Director, 1985 to present. Center for Transportation and Commerce: Director, 1983 to present.

FRANCES ANNE MOODY
DIRECTOR

American National: Director, April 1987 to present.  The Moody Foundation:
Executive Director, January 1998 to present and Regional Grants Advisor, September 1996 to present. National Western Life Insurance Company: Director, 1990 to present. The Moody Endowment: Director, 1991 to present. Investments, Dallas, Texas.

RUSSELL S. MOODY
DIRECTOR

American National: Director, April 1986 to present. National Western Life Insurance Company: Director, 1988 to March 1996. Gal-Tex Hotel Corporation:
Director, 1981 to 1997. Seal Fleet, Inc.: Director, 1982 to 1996.

WILLIAM L. MOODY IV
DIRECTOR

American National: Director, March 1951 to present. Moody National Bank of
Galveston: Director, January 1969 to March 1996, and Advisory Director, March 1996 to present. Moody Ranches, Inc.: President and Director, May 1959 to present. American National Life Insurance Company of Texas: Director, November 1969 to present. Rosenberg Library: Board of Trustees, 1970 to present. University of Texas Medical Branch Development Board: Director, 1970 to present.

JOE MAX TAYLOR
DIRECTOR

American National: Director, April 1992 to present. County of Galveston, Texas:
Sheriff, 1980 to present. Moody Gardens, Inc.: Director and President, 1988 to present. Transitional Learning Community at Galveston: Director, 1985 to present. Galveston County Bail-Bond Board: President, 1981 to present. Fifty Club Board of Galveston: Director, 1981 to present. Landry's Seafood Restaurants, Inc.: Director, 1992 to present. Pre-Trial Release Board of Galveston County: 1982 to present. Juvenile Crime Prevention-Intervention Task
Force: Chairman, 1993 to present. University of Texas Medical Branch:
President's Cabinet, 1994 to present.

ROBERT A. FRUEND
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Director of Multiple Line Marketing, April 1989 to present. American National Life Insurance Company of
Texas: Director and Vice President, April 1989 to present. American National Property and Casualty Insurance Company: Chairman of the Board; and Director, November 1979 to present. American National General Insurance Company: Chairman of the Board; and Director, November 1981 to present. Securities Management and Research, Inc.: Director, November 1988 to present: Pacific P & C, Inc.:
Director, 1995 to present; and Chairman of the Board. American National Insurance Service Company: Director, November 1988 to present. ANPAC Lloyds Insurance Management, Inc.: Director, December 1995 to present. American National Lloyds Insurance Company: Director, December 1995 to present.

BILL J. GARRISON
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Director of Home Service Division, April 1991 to present. ANMEX International Services, Inc.: Vice President. ANMEX International, Inc.: Vice President. Commonwealth Life and Accident Insurance
Company: Director, February 1993 until company was merged in December 1994.

MICHAEL W. MCCROSKEY
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President- Investments, 1995 to present; and Senior Vice President-Real Estate and Mortgage Loans, 1986 to 1995. ANREM
Corporation: Director, June 1977 to present; and President, October 1986 to present. American National Life Insurance Company of Texas: Assistant Secretary, December 1986 to present. Standard Life and Accident Insurance Company: Vice President, May 1988 to present. ANTAC, Inc.: President and Director, 1995 to present. Securities Management and Research, Inc.: President, Chief Executive Officer and Director, 1994 to present. American National Funds Group: President and Director, 1994 to present. SM&R Investments, Inc. (formerly SM&R Capital Funds, Inc.): Chief Executive Officer; President and Director, 1994 to present. American National Investment Accounts, Inc.: President and Director, 1994 to present. Pacific P & C, Inc.: Vice President, 1995 to present. Garden State Life Insurance Company: Vice President, May 1994 to present. American National Property and Casualty Company Vice President: June 1994 to present. American National General Insurance Company: Vice President, June 1994 to present. SM&R Growth Fund, Inc.: Director and President. SM&R Equity Income Fund, Inc.:
Director and President. SM&R Balanced Fund, Inc.: Director and President. ANDV '97: Director and President. Comprehensive Investment Services, Inc.: Director.

JAMES E. POZZI
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Independent Markets, April 1996 to present; and Senior Vice President, Corporate Planning and Development, June 1992 to April 1996. American National Life Insurance Company of Texas: Vice President, April 1993 to present.

RONALD J. WELCH
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President and Chief Actuary, April 1996 to present; and Senior Vice President and Chief Actuary, April 1986 to April 1996. Standard Life and Accident Insurance Company: Director, December 1987 to present. American National Property and Casualty Company: Director, November 1987 to present. American National General Insurance Company: Director, November 1987 to present. American National Life Insurance Company of Texas: Director, November 1986 to present, Actuary, April 1980 to present, and Senior Vice President, April 1990 to present. Commonwealth Life and Accident Insurance
Company: Vice President, until company was merged in December 1994. Garden State Life Insurance Company: Chairman of the Board and Director, June 1992 to present: Pacific P & C, Inc.: Director, 1995 to present. American National Insurance Service Company: Director, December 1995 to present. Securities, Research & Management, Inc.: Director. ANMEX International Services, Inc.:
Director and Vice President. ANMEX International, Inc.: Director and Vice President. Alternative Benefit Management, Inc.: Director.

CHARLES H. ADDISON
SENIOR VICE PRESIDENT

American National: Senior Vice President, Systems Planning and Computing, April 1978 to present. American National Property and Casualty Company: Director, November 1981 to present. American National General Insurance Company: Director, November 1981 to present. Pacific P & C, Inc.: Director, 1995 to present. Standard Life and Accident Insurance Company: Director, January 1996 to present.

ALBERT L. AMATO
SENIOR VICE PRESIDENT

American National: Senior Vice President, Life Policy Administration, April 1994 to present; and Vice President, Life Policy Administration, April 1984 to April 1994. American National Life Insurance Company of Texas: Vice President, May 1984 to present. Garden State Life Insurance Company: Vice President, August 1992 to present, Director, August 1992 to December 1993, and Advisory Director, December 1993 to present. Standard Life and Accident Insurance Company: Vice President, Life Policy Administration. Alternative Benefit Management, Inc.:
Director and Senior Vice President. Commonwealth Life and Accident Insurance
Company: Director, August 1992 until company was merged in December 1994.

GLENN C. LANGLEY
SENIOR VICE PRESIDENT

American National: Senior Vice President, Human Resources, November 1995 to present; Vice President, Assistant Personnel Director, April 1983 to November 1995; Assistant Vice President, Equal Employment Opportunity/Affirmative Action Program Coordinator, April 1976 to April 1983; and Assistant Vice President, Personnel Placement Director, April 1969 to April 1976. Standard Life and Accident Insurance Company: Vice President, Director of Human Resources.

STEPHEN E. PAVLICEK
SENIOR VICE PRESIDENT AND CONTROLLER

American National: Senior Vice President and Controller, April 1996 to present; Vice President and Controller, 1994 to April 1996; and Assistant Vice President
- Financial Reports, 1983 to 1994. ANTAC, Inc.: Assistant Treasurer, 1995 to present. Garden State Life Insurance Company: Controller, June 1992 to present. American National Life Insurance Company of Texas: Controller, August 1994 to present. ANREM Corporation: Director. American National Property and Casualty
Company: Director. American National General Insurance Company: Director. Pacific P & C, Inc.: Director. Standard Life and Accident Insurance Company:
Vice President, Controller and Director. ANDV '97: Assistant Treasurer. ANMEX International Services, Inc.: Controller. ANMEX International, Inc.: Controller. Alternative Benefit Management, Inc.: Senior Vice President, Controller and Director.

STEVEN H. SCHOUWEILER
SENIOR VICE PRESIDENT

American National: Senior Vice President, Health Insurance Operations, May 1998 to present. Standard Life and Accident Insurance Company: Vice President, Claims, May 1998 to present. American National Life Insurance Company of Texas:
Director and Senior Vice President, May 1998 to present. Alternative Benefit Management, Inc.: Chief Administrative Officer, Senior Vice President and Director. Galveston Health Network, Inc.: President. Conseco Group Risk
Management: President and Chief Executive Officer, December 1989 to April 1998.

JAMES R. THOMASON
SENIOR VICE PRESIDENT
American National: Senior Vice President, Credit Insurance Services, April 1987 to present.

GARETH W. TOLMAN
SENIOR VICE PRESIDENT
American National: Senior Vice President, Corporate Affairs, April 1996 to present; and Vice President, Corporate Affairs, April 1976 to April 1996.

VINCENT E. SOLER, JR.
VICE PRESIDENT, SECRETARY AND
TREASURER

American National: Vice President, Secretary and Treasurer, 1994 to present; and Vice President and Controller, March, 1984 to 1994. ANREM Corporation:
Treasurer, October 1984 to present. American National Life Insurance Company of
Texas: Treasurer, April 1984 to present; Controller, April 1984 to August 1994; and Secretary, August 1994 to present. Standard Life and Accident Insurance
Company: Secretary and Treasurer, 1998 to present; Assistant Secretary, January 1996 to 1998. ANTAC, Inc.: Secretary, 1995 to present. Garden State Life Insurance Company: Secretary and Treasurer, August 1994 to present. American National Property and Casualty Company: Assistant Secretary, August 1994 to present. American National General Insurance Company: Assistant Secretary. Pacific P & C, Inc.: Assistant Secretary. Galveston Health Network, Inc.:
Secretary. ANDV '97: Secretary. ANMEX International Services, Inc.: Secretary and Treasurer. ANMEX International, Inc.: Secretary and Treasurer. Comprehensive Investment Services, Inc.: Secretary. Alternative Benefit Management, Inc.:
Secretary and Treasurer.

The principal business address of each person listed above is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.

FINANCIAL STATEMENTS

     Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. Our financial statements should not be considered as bearing on the investment performance of the assets held in the Separate Account.

[financial statements to be inserted in subsequent amendment]

                                   APPENDIX

ILLUSTRATIONS OF DEATH BENEFITS, ACCUMULATION VALUES AND SURRENDER VALUES

     The tables on pages ___ through ___ illustrate how Accumulation Value, Surrender Value and Death Benefit of a Policy may change with the investment performance of the Eligible Portfolios. These illustrations are hypothetical and may not be used to project or predict investment results.

      The tables on pages ___ through ___ illustrate how Accumulation Value, Surrender Value and Death Benefit of a Policy may change with the investment performance of the Eligible Portfolios. These illustrations are hypothetical and may not be used to project or predict investment results. The illustrations assume:

          . a gross annual investment rate of return (i.e. investment income and capital gains and losses) of 0%, 6% or 12%,

          .    a $100,000 Specified Amount,

          .    the Insured is a male, age 45,

          . the Policy is issued under a preferred tobacco non-user underwriting risk classification,

          .    the premium is paid at the beginning of each Policy Year,

          .    all Accumulation Value is allocated to the Separate Account,

          .    no Policy Loans are made,

          .    no changes in the Specified Amount,

          .    no partial surrenders

          .    no riders

          .    no transfers to the Fixed Account,

          .    no more than twelve transfers among Subaccounts, and

          .    fees and expenses for the Eligible Portfolios at a
          hypothetical annual rate of 0.73% of net assets (the rate is a simple average, for all Eligible Portfolios, of the "Management Fees" and "Other Expenses", indicated for each Eligible Portfolio in the Eligible Portfolio Annual Expenses table. Certain fee waiver and expense reimbursement arrangements exist and are reflected in this average. Excluding the effect of these arrangements, the simple average of the "Management Fees" and "Other Expenses" would be 0.84%).

The Accumulation Value, Surrender Value and Death Benefit shown in the illustrations may be different if any of the above assumptions changed.

     The second column of the tables shows the value of the premiums paid accumulated at a 5% annual interest rate.

     The tables on pages ___ and ___ are based on the current schedule of Monthly Deductions. We may, however, change the current schedule of Monthly Deductions at any time and for any reason. Accordingly, you should not construe the tables as guarantees or estimates of amounts to be paid in the future.

     The tables on pages ___ and ___ are based on the assumption that the maximum allowable Monthly Deductions are made throughout the life of the Policy.

     The tables show that the net investment return of each subaccount is lower than the gross return of the assets held in its corresponding Eligible Portfolio because of the charges against the subaccounts.

     Illustrations also reflect the Daily Asset Charge, which is levied against each Subaccount at an annual rate of 1.25% of average daily Accumulation Value. After adjustment to reflect the Daily Asset Charge and the average Eligible Portfolio Annual Expenses, the illustrated hypothetical gross annual investment rates of return of 0%, 6% and 12% correspond to approximate hypothetical net annual rates of -1.96%, 3.96% and 9.89%.

     The illustrations do not reflect any charges for federal income tax burden attributable to the Separate Account, since we are not currently making such charges. However, such charges may be made in the future, and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the values illustrated. (See Federal Income Tax Considerations, page ___.)

     If a Policy Loan is made, both Surrender Value and Death Benefit

Proceeds will be reduced by the amount of outstanding Policy Debt. Even if repaid, Policy Debt may permanently affect the Policy's values. The effect could be favorable or unfavorable depending on whether the investment performance of the subaccount(s)/Fixed Account you selected is less than or greater than the interest rate credited to the Accumulation Value held to secure the loan.

     If a partial surrender is made, the surrender will immediately reduce the values by the amount of the partial surrender, a $25 fee for each partial surrender and any applicable surrender charge. If the Policy is surrendered, a surrender charge may be imposed and the Policyowner may receive less than the total premium paid. In the illustrations, the difference between the Accumulation Value and the Surrender Value in any year is the surrender charge.

     Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the Death Benefit option, and Planned Periodic Premium schedule and any available riders requested.

[actual illustrations to be inserted in subsequent amendment]

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

     American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in this pre-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of ___ pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representation pursuant to Section 26(e)(2)(A).
     Signatures.
     Written Consents

     The following exhibits, corresponding to those required by the instructions as to exhibits in Form N-8B-2:

Exhibit 1 ........  Resolution of the Board of Directors of American National
                    Insurance Company authorizing establishment of American National Variable Life Separate Account (previously filed on March 4, 1998)

Exhibit 2 ........  Not Applicable

Exhibit 3(a) .....  Distribution and Administrative Services Agreement
                     (previously filed on March 4, 1998)

Exhibit 3(b) .....  Not Applicable

Exhibit 3(c) .....  Schedule of Sales Commissions (previously filed on March 4,
                     1998)

Exhibit 4 ........  Not Applicable

Exhibit 5 ........  Flexible Premium Variable Life Insurance Policy (previously filed on March 4, 1998)

Exhibit 6(1) .....  Articles of Incorporation of American National Insurance
                     Company (previously filed on March 4, 1998)

Exhibit 6(2) .....  By-laws of American National Insurance Company (previously filed on March 4, 1998)

Exhibit 7 ........  Not Applicable

Exhibit 8(1) .....  Form of American National Investment Accounts, Inc. Fund
                     Participation Agreement (previously filed on March 4, 1998)

Exhibit 8(2) .....  Form of Variable Insurance Products Fund Fund Participation
                    Agreement (previously filed on March 4, 1998)

Exhibit 8(3) .....  Form of Variable Insurance Products Fund II Fund
                     Participation Agreement (previously filed on March 4, 1998)

Exhibit 8(4) .....  Form of Variable Insurance Products Fund III Fund
                     Participation Agreement (previously filed on March 4, 1998)

Exhibit 8(5) .....  Form of T. Rowe Price Fund Participation Agreement
                     (previously filed on March 4, 1998)

Exhibit 9 ........  Not Applicable

Exhibit 10 .......  Application Form (previously filed on March 4, 1998)

Exhibit 11 .......  Independent Auditors' Consent (to be filed in subsequent amendment)

Exhibit 12 .......  Opinion of Counsel (to be filed in subsequent amendment)

Exhibit 13 .......  Consent of Counsel (to be filed in subsequent amendment)

Exhibit 14 .......  Actuarial Opinion (to be filed in subsequent amendment)

Exhibit 15 .......  Actuarial Basis of Payment and Cash Value Adjustment
                    Pursuant to Rule 6e-3(T)(b)(V)(B) (previously filed on March
                     4, 1998)

Exhibit 16 .......  Procedures Memorandum Pursuant to Rule 6e-3(T)(b)(12)(iii)
                     (previously filed on March 4, 1998)

Exhibit 27 .......  Financial Data Schedule (to be filed in subsequent amendment)

     As required by the Securities Act of 1933, the Registrant has caused this amended registration statement to be signed on its behalf, in the City of Galveston, and the State of Texas on the 25th day of February, 1999.

                                American National Variable Life Separate Account (Registrant)

                                       By:   American National Insurance Company

                                                  /s/ ROBERT L. MOODY
                                              By: ______________________________
                                                  Robert L. Moody, Chairman of
                                                  the Board, President and Chief
                                                  Executive Officer

                                       American National Insurance Company
                                       (Depositor)


                                           /s/ ROBERT L. MOODY
                                       By: _____________________________________
                                            Robert L. Moody, Chairman of the
                                            Board, President and Chief Executive
                                            Officer


attest:

/s/ VINCENT E. SOLER, JR.
_______________________________________
Vincent E. Soler, Jr.,
Vice President, Secretary and Treasurer

     As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities and on the dates indicated:

Signature                        Title                          Date
---------                        -----                          ----

/s/ MICHAEL W. MCCROSKEY                                       February 25, 1999
________________________      Executive Vice President         _________________
Michael W. McCroskey          Investments (Principal Financial
                              Officer)

/s/ STEPHEN E. PAVLICEK                                        February 25, 1999
________________________      Senior Vice President and        _________________
Stephen E. Pavlicek           Controller
                              (Principal Accounting Officer)

Signature                     Title                          Date
---------                     -----                          ----

/s/ ROBERT L. MOODY                                          February 25, 1999
____________________________  Chairman of the Board,         __________________
Robert L. Moody               Director, President and Chief
                              Executive Officer


/s/ G. RICHARD FERDINANDTSEN                                 February 25, 1999
____________________________  Director                       __________________
G. Richard Ferdinandtsen


/s/ IRWIN M. HERZ, JR.                                       February 25, 1999
____________________________  Director                       __________________
Irwin M. Herz, Jr.


/s/ R. EUGENE LUCAS                                          February 25, 1999
____________________________  Director                       __________________
R. Eugene Lucas



____________________________  Director                       __________________
E. Douglas McLeod


____________________________  Director                       __________________
Frances Anne Moody


____________________________  Director                       __________________
Russell S. Moody


/s/ W. L. MOODY, IV                                           February 25, 1999
____________________________  Director                       __________________
W. L. Moody, IV


____________________________  Director                       __________________
Joe Max Taylor